Koger Equity, Inc.
                        Supplemental
                         Information
                      December 31, 2001

                               Koger Equity, Inc.
                            Supplemental Information
                                Table of Contents
                                December 31, 2001

                            Schedule                                     Page
---------------------------------------------------------------       ----------

Consolidated Balance Sheets                                             2, 3

Consolidated Statement of Operations                                    4, 5

Funds from Operations                                                   6, 7

Net Operating Income                                                    8, 9

Summary of Outstanding Debt                                              10

Operating Property Acquisitions                                          11

Building Completions                                                     12

Buildings Under Construction                                             13

Twenty-five Largest Tenants                                              14

Regional Summary of MSAs                                                 15

Occupancy Summary                                                        16

Lease Distribution                                                       17

Lease Expirations                                                        18

Net Effective Rents                                                      19

Same Suite Analysis                                                      20



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
                                                        (Unaudited) (Unaudited)  (Unaudited) (Unaudited)
                                                       12/31/01     9/30/01      6/30/01     3/31/01     12/31/00
                                                       ----------  -----------  ----------  -----------  ----------
ASSETS
Real Estate Investments:
   Operating properties:
     Land                                                $91,919     $140,448    $140,342     $139,579    $138,214
     Buildings                                           568,285      831,406     827,844      819,065     805,935
     Furniture and equipment                               3,082        3,228       3,208        3,158       2,631
     Accumulated depreciation                           (123,999)    (180,983)   (172,473)    (164,296)   (155,817)
                                                       ----------  -----------  ----------  -----------  ----------
       Operating properties - net                        539,287      794,099     798,921      797,506     790,963
   Properties under construction:
     Land                                                                                          762       2,128
     Buildings                                                                        351        4,213      12,023
   Undeveloped land held for investment                   13,779       13,899      13,899       13,899      13,899
   Undeveloped land held for sale                             76           76          76           76          76
Cash and temporary investments                           113,370        9,140       8,537        5,334       1,615
Accounts receivable, net                                  11,574       12,338      13,240       13,592      13,232
Investment in Koger Realty Services, Inc.                                                                    2,533
Cost in excess of fair value of net assets acquired, net     595        1,232       1,275        1,318       1,360
Other assets                                              11,904       13,997      13,142       13,173      13,193
                                                       ----------  -----------  ----------  -----------  ----------
TOTAL ASSETS                                            $690,585     $844,781    $849,441     $849,873    $851,022
                                                       ==========  ===========  ==========  ===========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgages and loan payable                           $248,683     $337,879    $342,004     $344,107    $343,287
   Accounts payable                                        4,962        3,090       2,771        2,897       4,961
   Accrued real estate taxes payable                       1,007        9,491       8,234        5,539       4,175
   Accrued liabilities - other                             9,206        8,969       9,417        9,609      10,562
   Dividends payable                                      44,159        9,381       9,385        9,381       9,392
   Advance rents and security deposits                     5,103        6,489       6,967        7,203       7,014
                                                       ----------  -----------  ----------  -----------  ----------
     Total Liabilities                                   313,120      375,299     378,778      378,736     379,391
                                                       ----------  -----------  ----------  -----------  ----------

Minority interest                                         22,923       23,132      23,124       23,190      23,138
                                                       ----------  -----------  ----------  -----------  ----------

Shareholders' Equity:
   Common stock                                              297          296         296          296         296
   Capital in excess of par value                        469,779      469,010     468,715      468,485     468,277
   Notes receivable from stock sales                      (5,066)      (5,066)     (5,457)      (5,459)     (6,250)
   Retained earnings                                      21,180       17,460      18,836       19,507      20,261
   Treasury stock, at cost                              (131,648)     (35,350)    (34,851)     (34,882)    (34,091)
                                                       ----------  -----------  ----------  -----------  ----------
     Total Shareholders' Equity                          354,542      446,350     447,539      447,947     448,493
                                                       ----------  -----------  ----------  -----------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY             $690,585     $844,781    $849,441     $849,873    $851,022
                                                       ==========  ===========  ==========  ===========  ==========

                                     Page 2



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands

                                                               12/31/01       12/31/00      12/31/99       12/31/98      12/31/97
                                                              ------------  -------------  ------------  -------------  ------------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                        $91,919       $138,214      $140,061       $137,047      $111,697
      Buildings                                                   568,285        805,935       784,769        731,558       567,332
      Furniture and equipment                                       3,082          2,631         2,693          3,578         2,220
      Accumulated depreciation                                   (123,999)      (155,817)     (137,452)      (129,682)     (104,700)
                                                              ------------  -------------  ------------  -------------  ------------
        Operating properties - net                                539,287        790,963       790,071        742,501       576,549
    Properties under construction:
      Land                                                              0          2,128         8,347         11,318         8,978
      Buildings                                                         0         12,023        41,912         31,562        18,608
    Undeveloped land held for investment                           13,779         13,899        16,034         19,272        13,249
    Undeveloped land held for sale                                     76             76         1,103          1,263         1,512
Cash and temporary investments                                    113,370          1,615             0          4,827        16,955
Accounts receivable, net                                           11,574         13,232        10,512          6,158         5,646
Investment in Koger Realty Services, Inc.                               0          2,533         2,319          1,661           472
Cost in excess of fair value of net assets acquired, net              595          1,360         1,530          1,700         1,870
Other assets                                                       11,904         13,193        13,911         14,733        12,258
                                                              ------------  -------------  ------------  -------------  ------------
TOTAL ASSETS                                                     $690,585       $851,022      $885,739       $834,995      $656,097
                                                              ============  =============  ============  =============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loans payable                                  $248,683       $343,287      $351,528       $307,903      $181,963
    Accounts payable                                                4,962          4,961        12,716         12,139         8,802
    Accrued real estate taxes payable                               1,007          4,175         1,383          4,407         3,294
    Accrued liabilities - other                                     9,206         10,562        13,162          9,288         6,623
    Dividends payable                                              44,159          9,392         9,370          7,971         6,352
    Advance rents and security deposits                             5,103          7,014         6,570          5,432         4,801
                                                              ------------  -------------  ------------  -------------  ------------
      Total Liabilities                                           313,120        379,391       394,729        347,140       211,835
                                                              ------------  -------------  ------------  -------------  ------------

Minority interest                                                  22,923         23,138        23,184         23,092             0
                                                              ------------  -------------  ------------  -------------  ------------

Shareholders' Equity:
    Common stock                                                      297            296           288            286           284
    Capital in excess of par value                                469,779        468,277       457,945        454,988       441,451
    Notes receivable from stock sales                              (5,066)        (6,250)            0              0             0
    Retained earnings                                              21,180         20,261        30,546         30,020        30,947
    Treasury stock, at cost                                      (131,648)       (34,091)      (20,953)       (20,531)      (28,420)
                                                              ------------  -------------  ------------  -------------  ------------
      Total Shareholders' Equity                                  354,542        448,493       467,826        464,763       444,262
                                                              ------------  -------------  ------------  -------------  ------------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY                      $690,585       $851,022      $885,739       $834,995      $656,097
                                                              ============  =============  ============  =============  ============

                                     Page 3




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data

                                                                                  Three Months Ended
                                                         --------------------------------------------------------------------
                                                          12/31/01       9/30/01       6/30/01       3/31/01      12/31/00
                                                         ------------  ------------  ------------  ------------  ------------
REVENUES
    Rental and other rental services                        $ 40,161      $ 42,243      $ 41,628      $ 41,591      $ 40,446
    Management fees                                              550         1,074         1,362         1,094           538
    Interest                                                     180           154           195           247           225
    Income from Koger Realty Services, Inc.                        0             0             0            81           293
                                                         ------------  ------------  ------------  ------------  ------------
       Total revenues                                         40,891        43,471        43,185        43,013        41,502
                                                         ------------  ------------  ------------  ------------  ------------

EXPENSES
    Property operations                                       14,859        15,591        15,766        15,392        13,904
    Depreciation and amortization                              8,173         9,844         9,043         8,947         9,247
    Mortgage and loan interest                                 5,825         6,316         6,427         6,636         6,709
    General and administrative                                 2,264         2,276         1,833         2,039         4,129
    Direct cost of management fees                               720           798           945           915           291
    Other                                                         18            60            59            52            26
                                                         ------------  ------------  ------------  ------------  ------------
       Total expenses                                         31,859        34,885        34,073        33,981        34,306
                                                         ------------  ------------  ------------  ------------  ------------

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                                   9,032         8,586         9,112         9,032         7,196
Gain (loss) on sale or disposition of assets                  39,189             0             3            (3)         (422)
                                                         ------------  ------------  ------------  ------------  ------------
INCOME BEFORE INCOME TAXES                                    48,221         8,586         9,115         9,029         6,774
Income taxes                                                     235           257           152            40            (2)
                                                         ------------  ------------  ------------  ------------  ------------
INCOME BEFORE MINORITY INTEREST                               47,986         8,329         8,963         8,989         6,776
Minority interest                                                107           323           250           364           164
                                                         ------------  ------------  ------------  ------------  ------------
NET INCOME                                                  $ 47,879       $ 8,006       $ 8,713       $ 8,625       $ 6,612
                                                         ============  ============  ============  ============  ============
EARNINGS PER SHARE - Diluted                                  $ 1.86        $ 0.30        $ 0.32        $ 0.32        $ 0.25
                                                         ============  ============  ============  ============  ============
WEIGHTED AVERAGE SHARES - Diluted                             25,785        26,912        26,869        26,883        26,876
                                                         ============  ============  ============  ============  ============


OPERATING MARGIN                                               63.0%         63.1%         62.1%         63.0%         65.6%
                                                         ============  ============  ============  ============  ============

                                     Page 4



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data

                                                           2001            2000            1999           1998            1997
                                                       --------------  -------------   -------------  -------------   ------------

REVENUES
    Rental and other rental services                        $165,623       $164,733        $156,153       $133,663        $109,501
    Management fees                                            4,080          1,793           2,384          2,277           2,637
    Interest                                                     776            703             457            446           1,274
    Income from Koger Realty Services, Inc.                       81            645           1,099          1,696             577
                                                       --------------  -------------   -------------  -------------   ------------
      Total revenues                                         170,560        167,874         160,093        138,082         113,989
                                                       --------------  -------------   -------------  -------------   ------------

EXPENSES
    Property operations                                       61,608         61,868          60,582         53,719          44,453
    Depreciation and amortization                             36,007         35,133          32,314         28,381          24,073
    Mortgage and loan interest                                25,204         27,268          21,893         16,616          16,517
    General and administrative                                 8,412         20,217           8,633          6,953           6,374
    Direct cost of management fees                             3,378            898           1,432          1,368           1,896
    Other                                                        189            217           1,143            383             413
    Recovery of loss on land held for sale                         0              0               0              0            (379)
                                                       --------------  -------------   -------------  -------------   -------------
      Total expenses                                         134,798        145,601         125,997        107,420          93,347
                                                       --------------  -------------   -------------  -------------   -------------

INCOME BEFORE GAIN ON SALE
    OR DISPOSITION OF ASSETS                                  35,762         22,273          34,096         30,662          20,642
Gain on sale or disposition of assets                         39,189          6,015           3,851             35           1,955
                                                       --------------  -------------   -------------  -------------   -------------
INCOME BEFORE INCOME TAXES                                    74,951         28,288          37,947         30,697          22,597
Income taxes                                                     684            (21)            187            956             935
                                                       --------------  -------------   -------------  -------------   -------------
INCOME BEFORE MINORITY INTEREST                               74,267         28,309          37,760         29,741          21,662
Minority interest                                              1,044          1,156           1,174            139               0
                                                       --------------  -------------   -------------  -------------   -------------
INCOME BEFORE EXTRAORDINARY ITEM                              73,223         27,153          36,586         29,602          21,662
Extraordinary loss on early retirement of debt                     0              0               0              0             458
                                                       --------------  -------------   -------------  -------------   -------------
NET INCOME                                                   $73,223        $27,153         $36,586        $29,602         $21,204
                                                       ==============  =============   =============  =============   =============
EARNINGS PER SHARE - Diluted                                  $ 2.75         $ 1.01          $ 1.35         $ 1.10          $ 0.94
                                                       ==============  =============   =============  =============   =============
WEIGHTED AVERAGE SHARES - Diluted                             26,610         26,962          27,019         26,901          22,495
                                                       ==============  =============   =============  =============   =============

OPERATING MARGIN                                               62.8%          62.4%           61.2%          59.8%           59.4%
                                                       ==============  =============   =============  =============   =============

                                     Page 5




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data

                                                                            Three Months Ended
                                                     ---------------------------------------------------------------------
                                                      12/31/01       9/30/01       6/30/01       3/31/01       12/31/00
                                                     ------------  ------------  ------------   -----------   ------------
Funds from Operations:
    Net income                                          $ 47,879       $ 8,006       $ 8,713       $ 8,625        $ 6,612
    Depreciation - real estate                             7,270         8,849         8,097         8,045          8,372
    Amortization - deferred tenant costs                     514           597           552           509            492
    Amortization - goodwill                                   42            43            43            42             42
    Minority interest                                        107           323           250           364            164
    Loss (gain) on sale of operating properties          (39,189)            0             0             0            422
    Loss (gain) on sale of non-operating assets                0             0            (3)            3              0
                                                     ------------  ------------  ------------   -----------   ------------
      Funds from Operations                               16,623        17,818        17,652        17,588         16,104

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                  (338)         (374)         (491)         (267)          (470)
    Amortization of deferred financing costs                 228           227           227           226            226
    Building improvements                                 (1,032)         (867)         (876)         (274)          (643)
    2nd generation tenant improvements                    (1,625)       (1,748)       (1,725)       (1,506)        (1,254)
    2nd generation leasing commissions                      (614)         (278)         (310)         (187)          (542)
                                                     ------------  ------------  ------------   -----------   ------------
      Cash Available for Distribution                   $ 13,242      $ 14,778      $ 14,477      $ 15,580       $ 13,421
                                                     ============  ============  ============   ===========   ============

Weighted average common shares/units
    outstanding - diluted                                 26,785        27,912        27,869        27,883         27,876
                                                     ============  ============  ============   ===========   ============

Per share/unit - diluted:
    Funds from operations                                 $ 0.62        $ 0.64        $ 0.63        $ 0.63         $ 0.58
                                                     ============  ============  ============   ===========   ============
    Cash available for distribution                       $ 0.49        $ 0.53        $ 0.52        $ 0.56         $ 0.48
                                                     ============  ============  ============   ===========   ============
Dividends paid                                            $ 0.35        $ 0.35        $ 0.35        $ 0.35         $ 0.35
                                                     ============  ============  ============   ===========   ============

Dividend payout ratio:
    Funds from operations                                  56.5%         54.7%         55.6%         55.6%          60.3%
                                                     ============  ============  ============   ===========   ============
    Cash available for distribution                        71.4%         66.0%         67.3%         62.5%          72.9%
                                                     ============  ============  ============   ===========   ============

                                     Page 6




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data

                                                                2001          2000          1999          1998          1997
                                                             -----------   ------------  ------------  ------------  ------------
Funds from Operations:
    Net income                                                  $73,223        $27,153       $36,586       $29,602       $21,204
    Depreciation - real estate                                   32,261         31,720        28,800        25,146        21,795
    Amortization - deferred tenant costs                          2,172          1,923         2,132         1,464         1,031
    Amortization - goodwill                                         170            170           170           170           170
    Minority interest                                             1,044          1,156         1,174           139             0
    Gain on sale of operating properties                        (39,189)        (5,963)       (3,846)            0             0
    Gain on sale of non-operating assets                              0            (52)           (5)          (35)       (1,955)
    Recovery of loss on land held for sale                            0              0             0             0          (379)
    Loss on early retirement of debt                                  0              0             0             0           458
                                                             -----------   ------------  ------------  ------------  ------------
      Funds from Operations                                      69,681         56,107        65,011        56,486        42,324

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                       (1,470)        (1,897)       (1,764)       (1,335)         (454)
    Amortization of deferred financing costs                        908            888           836         1,069           637
    Building improvements                                        (3,049)        (2,804)       (3,741)       (2,883)       (2,618)
    2nd generation tenant improvements                           (6,604)        (8,362)      (13,204)      (11,057)       (7,513)
    2nd generation leasing commissions                           (1,389)        (1,712)       (1,736)       (1,649)       (1,902)
                                                             -----------   ------------  ------------  ------------  ------------
      Cash Available for Distribution                           $58,077        $42,220       $45,402       $40,631       $30,474
                                                             ===========   ============  ============  ============  ============

Weighted average common shares/units
    outstanding - diluted                                        27,610         27,962        28,019        27,093        22,495
                                                             ===========   ============  ============  ============  ============

Per share/unit - diluted:
    Funds from operations                                        $ 2.52         $ 2.01        $ 2.32        $ 2.08        $ 1.88
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                              $ 2.10         $ 1.51        $ 1.62        $ 1.50        $ 1.35
                                                             ===========   ============  ============  ============  ============
Dividends paid                                                   $ 1.40         $ 1.40        $ 1.30        $ 1.10        $ 0.35
                                                             ===========   ============  ============  ============  ============

Dividend payout ratio:
    Funds from operations                                         55.6%          69.7%         56.0%         52.9%         18.6%
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                               66.7%          92.7%         80.2%         73.3%         25.9%
                                                             ===========   ============  ============  ============  ============

                                     Page 7




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2001


                                                                                              Year         Year
                                                   Three Months Ended                        To Date      To Date
                                   -------------------------------------------------------
                                    3/31/01       6/30/01       9/30/01       12/31/01       12/31/01     12/31/00      Change
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
                                     $(000)       $(000)        $(000)         $(000)         $(000)       $(000)       $(000)

Same Store Sales:
    Revenues                           25,627        25,214        25,532          25,414      101,787      102,256         (469)
    Expenses                            9,277         9,517         9,408           9,109       37,311       36,076        1,235
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income               16,350        15,697        16,124          16,305       64,476       66,180       (1,704)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

2000 and 2001 Acquisitions:
    Revenues                                0             0             0               0            0            0            0
    Expenses                                0             0             0               0            0            0            0
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                    0             0             0               0            0            0            0
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

Building Completions (1):
    Revenues                            1,684         2,291         2,753           2,684        9,412        2,104        7,308
    Expenses                              644           700           833             830        3,007        1,137        1,870
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                1,040         1,591         1,920           1,854        6,405          967        5,438
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

2000 and 2001 Property Sales:
    Revenues                           14,280        14,123        13,958          12,063       54,424       60,373       (5,949)
    Expenses                            5,471         5,549         5,350           4,920       21,290       24,655       (3,365)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                8,809         8,574         8,608           7,143       33,134       35,718       (2,584)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

Total Company:
    Revenues                           41,591        41,628        42,243          40,161      165,623      164,733          890
    Expenses                           15,392        15,766        15,591          14,859       61,608       61,868         (260)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income               26,199        25,862        26,652          25,302      104,015      102,865        1,150
                                   ===========  ============  ============  ==============  ===========  ===========  ===========
(1)  Includes buildings completed after 12/31/99 except for 3500 Building which was sold on 12/12/01.

                                     Page 8




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2000
                                                     Three Months Ended                                  Year
                                          ------------------------------------------------------------   To Date
                                            3/31/00        6/30/00        9/30/00         12/31/00       12/31/00
                                          ------------   ------------   -------------  ---------------  ------------
                                            $(000)         $(000)          $(000)          $(000)         $(000)

Same Store Sales:
     Revenues                                  25,256         25,819          25,595           25,586       102,256
     Expenses                                   8,882          9,394           9,685            8,115        36,076
                                          ------------   ------------   -------------  ---------------  ------------
     Net Operating Income                      16,374         16,425          15,910           17,471        66,180
                                          ------------   ------------   -------------  ---------------  ------------

2000 Acquisitions:
     Revenues                                       0              0               0                0             0
     Expenses                                       0              0               0                0             0
                                          ------------   ------------   -------------  ---------------  ------------
     Net Operating Income                           0              0               0                0             0
                                          ------------   ------------   -------------  ---------------  ------------

Building Completions (1):
     Revenues                                      28            380             554            1,142         2,104
     Expenses                                     219            381             455               82         1,137
                                          ------------   ------------   -------------  ---------------  ------------
     Net Operating Income                        (191)            (1)             99            1,060           967
                                          ------------   ------------   -------------  ---------------  ------------

2000 and 2001 Property Sales:
     Revenues                                  16,122         15,932          14,601           13,718        60,373
     Expenses                                   6,321          6,500           6,127            5,707        24,655
                                          ------------   ------------   -------------  ---------------  ------------
     Net Operating Income                       9,801          9,432           8,474            8,011        35,718
                                          ------------   ------------   -------------  ---------------  ------------

Total Company:
     Revenues                                  41,406         42,131          40,750           40,446       164,733
     Expenses                                  15,422         16,275          16,267           13,904        61,868
                                          ------------   ------------   -------------  ---------------  ------------
     Net Operating Income                      25,984         25,856          24,483           26,542       102,865
                                          ============   ============   =============  ===============  ============

(1) Includes buildings completed after 12/31/99 except for 3500 Building which was sold 12/12/01.

                                     Page 9


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                             AS OF DECEMBER 31, 2001


                                                                                         Monthly
                                                         Interest                          Debt           Outstanding Balance
                                                                                                      -----------------------------
                    Description                            Rate          Maturity        Service        12/31/01        12/31/00
----------------------------------------------------   -------------  ---------------  -------------  -------------   -------------
                                                                                          $(000)         $(000)          $(000)
Fixed Rate:
    Northwestern Mutual - Tranche A                       8.19%          01/02/07               789         93,292          95,043
    Northwestern Mutual - Tranche B                       8.33%          01/02/09               710         83,006          84,548
    Northwestern Mutual - Tranche C                       7.10%          01/02/07               105         14,200          14,441
    Northwestern Mutual - Tranche D                       7.10%          01/02/09               216         29,270          29,766
    New York Life                                         8.00%          12/10/02                68          7,903           8,074
    Allstate Life                                         8.20%          12/01/06               165         19,468          19,838

                                                                                       -------------  -------------   -------------
      Total Fixed Rate Debt                               8.04%                               2,053        247,139         251,710
                                                                                       -------------  -------------   -------------

Variable Rate:
    GE Capital                                            7.88%          06/30/21                13          1,544           1,577
    Secured Revolving Credit Facility -
      $125 Million                                                      12/27/2004                               0          90,000
                                                                                       -------------  -------------   -------------
       Total Variable Rate Debt                           7.88%                                  13          1,544          91,577
                                                                                       -------------  -------------   -------------

      Total Debt                                          8.04%                               2,066        248,683         343,287
                                                                                       =============  =============   =============


                                                                                                         Amount
                                                                                                      -------------
                                                                                                         $(000)
Schedule of Mortgage Maturities by Year (1):
    2002                                                                                                    12,702
    2003                                                                                                     5,200
    2004                                                                                                     5,629
    2005                                                                                                     6,110
    2006                                                                                                    23,704
    Thereafter                                                                                             195,338
                                                                                                      -------------
      Total                                                                                                248,683
                                                                                                      =============
(1)  Does not include Secured Revolving Credit Facility.

                                    Page 10



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                               1999, 2000 and 2001

                                                                                                                 Percent
                                                               Square            Date           Purchase          Leased
          Property                      Location                Feet          Purchased         Price (1)        12/31/01
------------------------------  --------------------------  --------------  ---------------  ----------------  -------------
1999
Charlotte University            Charlotte, NC                     190,600      11/01/99          $23,100,000            99%
Orlando Lake Mary               Orlando, FL                       318,000      11/01/99           41,000,000            97%
                                                            --------------                   ----------------
                                                                  508,600                        $64,100,000            97%
                                                            ==============                   ================  =============

2000
None

2001
None


(1) Purchase price consists of the contract price only and does not include closing costs.

                                    Page 11




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                               1999, 2000 and 2001

                                                                                                              Percent
                                                                 Square         Month                         Leased
           Property                      Location                 Feet        Completed    Total Cost (1)    12/31/01
------------------------------- ----------------------------  ------------- -------------- ---------------- ------------
1999
Glenridge Building              Orlando, FL                         75,800     01/1999         $ 6,251,000         100%
Wingate Building (3)            Greensboro, NC                      98,300     01/1999           7,143,000           NA
Chisholm Building (3)           San Antonio, TX                    141,500     02/1999           9,888,000           NA
Coventry III Building (2)       El Paso, TX                         21,900     07/1999           2,001,000           NA
Carlton Building                Jacksonville, FL                   112,000     09/1999          10,849,000         100%
Landstar Building               Jacksonville, FL                   180,900     12/1999          16,057,000         100%
                                                              -------------                ----------------
                                                                   630,400                     $52,189,000         100%
                                                              =============                ================ ============

2000
3500 Building (3)               Birmingham, AL                     144,900     01/2000         $13,272,000           NA
Columbia Building               Atlanta, GA                         90,200     01/2000           9,384,000         100%
Stuart Building                 Memphis, TN                         83,700     01/2000           7,551,000          90%
Dover Building                  Orlando, FL                         67,400     05/2000           5,867,000         100%
Duluth Building                 Atlanta, GA                        103,200     05/2000          10,098,000          82%
Pasco Building                  St. Petersburg, FL                  89,800     05/2000           7,662,000          79%
                                                              -------------                ----------------
                                                                   579,200                     $53,834,000          89%
                                                              =============                ================ ============

2001
Collier Building                Jacksonville, FL                   113,500     02/2001         $10,575,000         100%
Rosemont Building               Orlando, FL                         67,400     06/2001           5,859,000          77%
                                                              -------------                ----------------
                                                                   180,900                     $16,434,000          91%
                                                              =============                ================ ============


(1) Includes land and building construction costs. Does not include tenant improvement costs.
(2) The El Paso Center was sold on August 11, 2000.
(3) These buildings were sold on December 12, 2001.

                                    Page 12



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                                DECEMBER 31, 2001


                                                         Square         Expected         Projected       Pre-Leasing
          Property                    Location            Feet         Completion        Cost (1)          to Date
-----------------------------   ---------------------  ------------   --------------  ----------------  ---------------

None.


                                                       ------------                   ----------------
                                                                 -                                $ -
                                                       ============                   ================  ===============

(1) Includes land and building construction costs. Does not include tenant improvement costs.


                                    Page 13





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                             AS OF DECEMBER 31, 2001


                                                                       Remaining                   Annualized
                                        Number          Leased          Term         Percent         Gross          Percent
            Tenant (a)                  of Leases     Square Feet     (Months)       of Leased      Rent (b)        of Rent
------------------------------------  ------------  ---------------  ------------  ------------  ---------------  ------------
U S Government                                 44          900,007            92         14.5%      $16,262,129         15.0%
State of Florida                               48          766,800            30         12.4%       14,015,541         12.9%
Blue Cross Blue Shield                         10          531,678            23          8.6%        8,129,721          7.5%
Landstar Systems Holding, Inc.                  1          176,000           155          2.8%        2,610,523          2.4%
CitiFinancial                                   1          159,827            68          2.6%        2,362,885          2.2%
Zurich Insurance Company                        2           97,913            61          1.6%        1,959,903          1.8%
Siemens                                         7          115,832            14          1.9%        1,922,452          1.8%
General Electric                                4           92,686            13          1.5%        1,870,184          1.7%
Hanover Insurance                               1           89,500            12          1.4%        1,824,779          1.7%
Hoechst Celanese Corp.                          1           92,376            18          1.5%        1,687,019          1.6%
Ford Motor Company                              4           63,271            30          1.0%        1,359,202          1.3%
Homeside Lending, Inc.                          1           69,020            22          1.1%        1,163,528          1.1%
Dynamic Healthcare Tech Inc.                    1           53,761            38          0.9%        1,078,325          1.0%
BellSouth                                       4           66,526            49          1.1%          964,478          0.9%
Moody's Investor Services                       1           58,072             8          0.9%          929,152          0.9%
Sara Lee Corp.                                  1           51,188            42          0.8%          895,790          0.8%
Best Software, Inc.                             1           47,110            84          0.8%          849,393          0.8%
Navision Software US, Inc.                      1           37,783            68          0.6%          719,955          0.7%
Check Solutions Company                         1           40,307            85          0.6%          709,806          0.7%
Commercial Union Insurance Co.                  1           36,306            47          0.6%          694,270          0.6%
Enovia Corporation                              1           38,062            32          0.6%          679,659          0.6%
Sungard Trust Systems Inc.                      2           43,569            54          0.7%          666,606          0.6%
HireCheck Inc.                                  1           30,226            74          0.5%          640,187          0.6%
Johnson & Johnson                               1           29,302            22          0.5%          553,807          0.5%
Insurance Mgmt Solutions                        1           35,507            38          0.6%          531,192          0.5%
                                      ------------  ---------------                              ---------------
  Total                                       141        3,722,629                       60.0%      $65,080,486         59.9%
                                      ============  ===============                ============  ===============  ============
  Weighted Average                                                            53
                                                                     ============


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.
(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2001 multiplied by 12.


                                    Page 14




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            REGIONAL SUMMARY OF MSAs
                             AS OF DECEMBER 31, 2001


                                           # of       Age                        % Square          %
            MSA                 State      Bldgs     (yrs)         Square Feet     Feet         NOI (a)
---------------------------- ------------ --------  -------- ----------------- -------------- ------------

Atlanta                          GA            25        16         1,547,890          22.4%        24.6%
Orlando                          FL            28        17         1,300,503          18.9%        20.7%
Jacksonville                     FL            11         7         1,166,563          16.9%        18.3%
Tallahassee                      FL            19        19           833,372          12.1%        10.3%
Charlotte                        NC            15        14           708,584          10.3%         8.8%
St. Petersburg                   FL            15        18           669,807           9.7%         7.5%
Memphis                          TN             6         8           527,180           7.6%         7.0%
Richmond                         VA             1        16           145,008           2.1%         2.8%
                                          --------           ----------------- -------------- ------------
   Total                                      120        14         6,898,907         100.0%       100.0%
                                          ========  ======== ================= ============== ============

(a) Based on net operating income for the fourth quarter of 2001.

                                    Page 15





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                             AS OF DECEMBER 31, 2001



                          Square Footage                                              Percentage
                    -------------------------------------------------------     ----------------------------------------------
                      Occupied       Leased        Vacant        Total            Occupied    Leased     Vacant      Total
                    ------------- ------------- ------------- -------------     ------------ ---------- ---------- -----------

Atlanta                1,366,573           885       180,432     1,547,890         88.3%       0.1%         11.7%    100.0%
Orlando                1,207,682         7,710        85,111     1,300,503         92.9%       0.6%          6.5%    100.0%
Jacksonville           1,157,035             0         9,528     1,166,563         99.2%       0.0%          0.8%    100.0%
Tallahassee              665,431             0       167,941       833,372         79.8%       0.0%         20.2%    100.0%
Charlotte                642,225             0        66,359       708,584         90.6%       0.0%          9.4%    100.0%
St. Petersburg           571,475             0        98,332       669,807         85.3%       0.0%         14.7%    100.0%
Memphis                  453,372             0        73,808       527,180         86.0%       0.0%         14.0%    100.0%
Richmond                 145,008             0             0       145,008        100.0%       0.0%          0.0%    100.0%
                    ------------- ------------- ------------- -------------     ------------ ---------- ---------- -----------
  Total                6,208,801         8,595       681,511     6,898,907         90.0%       0.1%          9.9%    100.0%
                    ============= ============= ============= =============     ============ ========== ========== ===========

                                    Page 16




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                             AS OF DECEMBER 31, 2001



                                                      Tenant
                                                     Occupied     Percent      Annualized    Average       Percent
                             Number of  Percent of    Square      of Square      Gross       Annualized  of Total    Remaining
        Category            Leases (1)   Leases      Feet (2)      Feet        Rent (3)       Rent PSF     Rents       Term
--------------------------  ----------  ----------  ------------ ----------  -------------- -----------  ----------  ----------
2,500 or Less                     435       51.2%       531,796       8.6%      $9,228,417      $17.35        8.5%      23
2,501 - 5,000                     188       22.2%       674,558      10.9%      12,215,779       18.11       11.2%      28
5,001 - 7,500                      62        7.3%       378,290       6.1%       6,822,628       18.04        6.3%      28
7,501 - 10,000                     36        4.2%       316,853       5.1%       5,568,274       17.57        5.1%      30
10,001 - 20,000                    57        6.7%       793,447      12.9%      14,274,712       17.99       13.1%      33
20,001 - 40,000                    39        4.6%     1,157,032      18.8%      19,835,091       17.14       18.2%      56
40,001 - 60,000                    17        2.0%       860,203      14.0%      15,855,995       18.43       14.6%      53
60,001 - 100,000                   12        1.4%       958,984      15.6%      17,776,500       18.54       16.4%      50
100,001 or Greater                  3        0.4%       495,835       8.0%       7,157,517       14.44        6.6%      83
                            ----------  ----------  ------------ ----------  --------------              ----------
  Total / Weighted Average        849      100.0%     6,166,998     100.0%    $108,734,913      $17.63      100.0%      45
                            ==========  ==========  ============ ==========  ============== ===========  ==========  ==========



                                                                              Square Feet    % of Total
                                                                             -------------- -----------

                            Square footage occupied by tenants                   6,166,998       89.4%
                            Square footage attributable to vending/antenna             903        0.0%
                            Square footage occupied by owner/building use           40,900        0.6%
                                                                             -------------- -----------
                            Total Occupied Square Footage                        6,208,801       90.0%
                                                                             -------------- -----------
                            Leased square footage                                    8,595        0.1%
                            Vacant square footage                                  681,511        9.9%
                                                                             -------------- -----------
                            Total Net Rentable Square Footage                    6,898,907      100.0%
                                                                             ============== ===========



(1) Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2001 multiplied by 12.


                                    Page 17



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                             AS OF DECEMBER 31, 2001


       City                   Item               2001          2002          2003           2004          2005          2006
-------------------  ----------------------- ------------- -------------  ------------  ------------- -------------  ------------

Atlanta              Square Feet (1)                7,744       255,907        79,893        101,906       182,868        65,843
                     % Square Feet (2)              0.50%        16.53%         5.16%          6.58%        11.81%         4.25%
                     Annualized Rent (3)          162,882     4,778,987     1,507,783      1,964,229     3,454,383     1,112,651
                     Number of Leases (4)               6            48            31             35            24            19
                     Rent PSF                      $21.03        $18.67        $18.87         $19.27        $18.89        $16.90

Orlando              Square Feet (1)               60,766       243,268       298,185        234,070       125,659        74,639
                     % Square Feet (2)              4.67%        18.71%        22.93%         18.00%         9.66%         5.74%
                     Annualized Rent (3)          883,010     4,407,344     5,165,156      4,343,656     2,299,686     1,425,834
                     Number of Leases (4)              12            56            60             54            17            13
                     Rent PSF                      $14.53        $18.12        $17.32         $18.56        $18.30        $19.10

Jacksonville         Square Feet (1)                    0         8,176       483,556         92,737        11,987        79,821
                     % Square Feet (2)              0.00%         0.70%        41.45%          7.95%         1.03%         6.84%
                     Annualized Rent (3)                0       153,157     7,310,849      1,732,074       223,333     1,431,724
                     Number of Leases (4)               0             5            15              7             5             3
                     Rent PSF                       $0.00        $18.73        $15.12         $18.68        $18.63        $17.94

Tallahassee          Square Feet (1)              121,520       137,835        80,806         65,207         3,643       174,487
                     % Square Feet (2)             14.58%        16.54%         9.70%          7.82%         0.44%        20.94%
                     Annualized Rent (3)        2,208,612     2,389,667     1,557,760      1,093,228        61,135     3,739,256
                     Number of Leases (4)               9            48            11              8             2             5
                     Rent PSF                      $18.17        $17.34        $19.28         $16.77        $16.78        $21.43

Charlotte            Square Feet (1)                3,715       122,374       223,662        138,396        34,887        56,516
                     % Square Feet (2)              0.52%        17.27%        31.56%         19.53%         4.92%         7.98%
                     Annualized Rent (3)           73,169     2,058,318     4,028,192      2,423,510       579,384       866,316
                     Number of Leases (4)               1            13            29             28             9             6
                     Rent PSF                      $19.70        $16.82        $18.01         $17.51        $16.61        $15.33

St. Petersburg       Square Feet (1)               24,773        70,226       108,537        113,481        77,386        35,244
                     % Square Feet (2)              3.70%        10.48%        16.20%         16.94%        11.55%         5.26%
                     Annualized Rent (3)          361,742     1,166,390     1,591,494      1,616,298     1,233,750       591,578
                     Number of Leases (4)               4            43            30             20            10             8
                     Rent PSF                      $14.60        $16.61        $14.66         $14.24        $15.94        $16.79

Memphis              Square Feet (1)                    0        92,742        67,968         44,002       125,475        71,280
                     % Square Feet (2)              0.00%        17.59%        12.89%          8.35%        23.80%        13.52%
                     Annualized Rent (3)                0     1,725,271     1,302,273        844,182     2,301,241     1,252,483
                     Number of Leases (4)               0            18            19             13            20             9
                     Rent PSF                       $0.00        $18.60        $19.16         $19.19        $18.34        $17.57

Richmond             Square Feet (1)                    0        33,866        38,751         12,541        45,704         8,236
                     % Square Feet (2)              0.00%        23.35%        26.72%          8.65%        31.52%         5.68%
                     Annualized Rent (3)                0       618,035       754,631        235,709       844,587       149,730
                     Number of Leases (4)               0             6             8              4             5             3
                     Rent PSF                       $0.00        $18.25        $19.47         $18.80        $18.48        $18.18


  Total              Square Feet (1)              218,518       964,394     1,381,358        802,340       607,609       566,066
                     % Square Feet (2)              3.17%        13.98%        20.02%         11.63%         8.81%         8.21%
                     Annualized Rent (3)        3,689,415    17,297,169    23,218,138     14,252,886    10,997,499    10,569,572
                     Number of Leases (4)              32           237           203            169            92            66
                     Rent PSF                      $16.88        $17.94        $16.81         $17.76        $18.10        $18.67



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                             AS OF DECEMBER 31, 2001


       City                   Item                2007          2008           2009          2010          2011+           Total
-------------------  ---------------------     ------------- -------------  ------------  ------------  ------------- -------------

Atlanta              Square Feet (1)                104,271       130,136       146,500        98,174        182,935      1,356,177
                     % Square Feet (2)                6.74%         8.41%         9.46%         6.34%         11.82%         87.61%
                     Annualized Rent (3)          2,201,139     2,319,838     3,100,344     1,737,588      3,182,262     25,522,086
                     Number of Leases (4)                 2             5             5             1              4            180
                     Rent PSF                        $21.11        $17.83        $21.16        $17.70         $17.40         $18.82

Orlando              Square Feet (1)                 50,642        90,204        25,000           635              0      1,203,068
                     % Square Feet (2)                3.89%         6.94%         1.92%         0.05%          0.00%         92.51%
                     Annualized Rent (3)            719,458     1,564,116       459,306        11,527              0     21,279,093
                     Number of Leases (4)                 3             6             1             1              0            223
                     Rent PSF                        $14.21        $17.34        $18.37        $18.15          $0.00         $17.69

Jacksonville         Square Feet (1)                267,516             0             0             0        202,947      1,146,740
                     % Square Feet (2)               22.93%         0.00%         0.00%         0.00%         17.40%         98.30%
                     Annualized Rent (3)          4,499,001             0             0             0      3,138,145     18,488,283
                     Number of Leases (4)                 4             0             0             0              2             41
                     Rent PSF                        $16.82         $0.00         $0.00         $0.00         $15.46         $16.12

Tallahassee          Square Feet (1)                      0        48,876             0             0         26,696        659,070
                     % Square Feet (2)                0.00%         5.86%         0.00%         0.00%          3.20%         79.08%
                     Annualized Rent (3)                  0       872,437             0             0        340,374     12,262,469
                     Number of Leases (4)                 0             1             0             0              1             85
                     Rent PSF                         $0.00        $17.85         $0.00         $0.00         $12.75         $18.61

Charlotte            Square Feet (1)                 18,818             0        40,307             0              0        638,675
                     % Square Feet (2)                2.66%         0.00%         5.69%         0.00%          0.00%         90.13%
                     Annualized Rent (3)            353,778             0       709,806             0              0     11,092,473
                     Number of Leases (4)                 1             0             1             0              0             88
                     Rent PSF                        $18.80         $0.00        $17.61         $0.00          $0.00         $17.37

St. Petersburg       Square Feet (1)                 31,350        77,336        12,709        17,686              0        568,728
                     % Square Feet (2)                4.68%        11.55%         1.90%         2.64%          0.00%         84.91%
                     Annualized Rent (3)            593,318     1,489,580       170,936       242,570              0      9,057,656
                     Number of Leases (4)                 3             2             1             1              0            122
                     Rent PSF                        $18.93        $19.26        $13.45        $13.72          $0.00         $15.93

Memphis              Square Feet (1)                  2,218        47,188             0             0              0        450,873
                     % Square Feet (2)                0.42%         8.95%         0.00%         0.00%          0.00%         85.53%
                     Annualized Rent (3)             39,420       883,435             0             0              0      8,348,305
                     Number of Leases (4)                 1             3             0             0              0             83
                     Rent PSF                        $17.77        $18.72         $0.00         $0.00          $0.00         $18.52

Richmond             Square Feet (1)                  4,569             0             0             0              0        143,667
                     % Square Feet (2)                3.15%         0.00%         0.00%         0.00%          0.00%         99.08%
                     Annualized Rent (3)             81,855             0             0             0              0      2,684,547
                     Number of Leases (4)                 1             0             0             0              0             27
                     Rent PSF                        $17.92         $0.00         $0.00         $0.00          $0.00         $18.69


  Total              Square Feet (1)                479,384       393,740       224,516       116,495        412,578      6,166,998
                     % Square Feet (2)                6.95%         5.71%         3.25%         1.69%          5.98%         89.39%
                     Annualized Rent (3)          8,487,969     7,129,406     4,440,392     1,991,685      6,660,781    108,734,912
                     Number of Leases (4)                15            17             8             3              7            849
                     Rent PSF                        $17.71        $18.11        $19.78        $17.10         $16.14         $17.63


(1)  Total net rentable square feet represented by expiring leases.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2001 multiplied by 12.
(4) Analysis does not include owner occupied space, vending leases and antenna leases.

                                    Page 18





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS
                          EXECUTED LEASES YEAR TO DATE



                                                            New (2)         Backfill (3)         Renewal (4)           Total
                                                       ---------------   ------------------- -----------------   ----------------

Number of leases (1)                                              108                  64                 153                325

Rentable square footage leased                                281,262             180,042             773,571          1,234,875
Average per rentable square foot over the lease term:
       Gross Rent                                             $ 17.96             $ 17.23             $ 16.75            $ 17.10
       Tenant improvements                                      (2.36)              (1.42)              (0.38)             (0.98)
       Leasing commissions                                      (0.32)              (0.25)              (0.15)             (0.20)
       Other/concessions                                            -                   -                   -                  -
                                                       ---------------   -----------------   -----------------   ----------------
       Effective Rent                                           15.28               15.56               16.22              15.91
       Expense stop                                             (5.78)              (5.81)              (5.62)             (5.68)
                                                       ---------------   -----------------   -----------------   ----------------
       Equivalent effective net rent                           $ 9.50              $ 9.75             $ 10.60            $ 10.23
                                                       ===============   =================   =================   ================

Average term (yrs)                                                  5                   5                   3                  4


(1) Analysis includes leases fully executed from 1/1/01 to 12/31/01 for buildings owned at 12/31/01.
(2) New is defined as First Generation space or space that has been vacant more than nine months.
(3) Backfill is defined as vacated space that has been relet within nine months.
(4)  Renewal is defined as a renewal for their currently occupied space.

                                    Page 19





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               SAME SUITE ANALYSIS
                         YEAR TO DATE DECEMBER 31, 2001



                                 Total Leasing (a)
                  ------------------------------------------------------------------------------------------------------------------
                          RSF                    New Net                  Expiring Net                                     Percent
                         Leased                Rent per RSF               Rent per RSF               Change                Change
                  ---------------------  -------------------------  -------------------------- --------------------  ---------------

Atlanta                    204,544                     $13.29                      $11.79                $1.50                 12.7%
Orlando                    123,126                     $12.17                      $11.15                $1.02                  9.1%
Jacksonville               258,518                     $10.63                       $9.28                $1.36                 14.6%
Tallahassee                147,870                     $10.11                      $10.86               ($0.75)                -6.9%
Charlotte                   61,129                      $9.97                      $10.26               ($0.30)                -2.9%
St. Petersburg             177,911                     $10.74                       $9.93                $0.81                  8.2%
Memphis                     96,658                     $10.59                      $11.26               ($0.67)                -6.0%
Richmond                    18,378                     $11.95                      $11.98               ($0.03)                -0.2%
                  -----------------
  Total                  1,088,134                     $11.23                      $10.56                $0.67                  6.4%
                  =================  =========================  ========================== ====================  ===================

(a) Analysis includes leases fully executed from 1/1/01 to 12/31/01 for buildings owned at 12/31/01. Does not include First Generation space.

                                    Page 20
